
                  FIRST AMENDMENT TO AMENDED
             AND RESTATED EXCHANGE RIGHTS AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED EXCHANGE RIGHTS AGREEMENT is made as of the 28th day of February, 1998, by and between Cascade Airgas, Inc., a Delaware corporation (the "Company"); Airgas, Inc., a Delaware corporation ("Airgas"); Dan L. Tatro, an individual, his estate or personal representative, and any transferee of the Stock who shall hereinafter become a party hereto by executing a counterpart hereof (hereinafter referred to as "Shareholder"). Terms not defined herein shall have the meanings given to them in the Agreement (as defined herein).

                           BACKGROUND

     The Company, Airgas and Shareholder each executed and delivered an Amended and Restated Exchange Rights Agreement (the "Agreement"), dated as of March 1, 1994, which sets forth, among other things, their agreements with regard to certain limited rights and obligations to exchange the shares of the Stock for shares of Airgas common stock. Terms not defined herein shall have the meanings given to them in the Agreement.

     The Company, Airgas and Shareholder desire to amend certain terms and provisions of the Agreement as more particularly set forth herein.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

     1. Section 1.8 of the Agreement is hereby amended to read as follows:

          1.8  Valuation Date.  February 28, 1998.

     2. Section 1.9 of the Agreement is hereby amended to read as follows:

          1.9 Final Valuation Notice. A final notice of valuation of the Stock as defined in Section 3.4 hereof.

     3. Section 3.2 of the Agreement is hereby amended to read as follows:

          3.2 Mandatory Exchange. On any Mandatory Exchange Date made applicable to all the minority shareholders of Company by the Board of Directors of Airgas, Shareholder or, in the case of Shareholder's death, Shareholder's personal representative shall exchange ("Mandatory Exchange") all of the shares of Stock, valued in accordance with the provisions of
Section 3.3, for shares of common stock of Airgas. Airgas hereby gives notice to the Company and Shareholder that a Mandatory Exchange applicable to Shareholder will occur on February 28, 1998. Airgas has delivered a preliminary draft of a Final Valuation Notice to the Company and Shareholder and will deliver an interim draft of a Final Valuation Notice to the Company and Shareholder on or before April 30, 1998. The Final Valuation Notice will be delivered to the Company and Shareholder by Airgas on or before May 31, 1998. Certificates evidencing the Stock and Airgas shares shall be delivered, and all action necessary to complete the Mandatory Exchange shall be taken, in accordance with the provisions of
Section 3.5 hereof.

     3. Section 3.4 of the Agreement is hereby amended to read as follows:

          3.4.   Notice  of  Valuation.   For  purposes  of  the  Mandatory
Exchange, the final notice of valuation of the Stock (the "Final Valuation Notice"), shall contain the following information:

               (a) the dollar value of Company's common stock as of the Valuation Date, as determined in accordance with Section 3.3 hereof;

               (b) a calculation, based upon the number of shares of the Stock as a percentage of all of the outstanding shares of common stock of Company, of the dollar value of the Stock as of the Valuation Date; and

               (c) a calculation of the number of shares of Airgas common stock, valued on the basis of the Closing Price on the Valuation Date, rounded to the nearest whole share, issuable to Shareholder upon the exchange of Shareholder's Stock, valued in accordance with Section 3.3 hereof.

     4. Section 3.5 of the Agreement is hereby amended to read as follows:

          3.5 Delivery of Certificates. On or before February 28, 1998, Shareholder shall deliver to Airgas the stock certificates or other instruments evidencing all of the Stock, together with stock powers for the Stock duly endorsed for transfer and such other documents as shall be necessary to effectuate the exchange or as Airgas may reasonably request. On or before June 1, 1998, and following receipt of such deliveries and upon compliance by Shareholder with all the provisions of this Agreement, Airgas shall cause to be issued a certificate dated as of the Exchange Date evidencing the number of shares of Airgas common stock set forth in the Final Valuation Notice. All expenses incurred by Airgas in connection with the valuation and exchange of Stock and the issuance of Airgas common stock shall be paid by Airgas.

     5. A new Section 4.3 is added to the Agreement to read in its entirety as follows:

          4.3 Shareholder represents, warrants and agrees as of the date hereof that he does not intend to sell or otherwise dispose of the shares of Airgas common stock he receives in connection with the Mandatory Exchange.

     6. Except as otherwise provided herein, the terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Exchange Rights Agreement as of the day and year first above written.

                                   CASCADE AIRGAS, INC.

                                   By: ________________________________
                                        Jeffrey P. Cornwell, Vice President

                                   AIRGAS, INC.


                                   By: ________________________________
                                        Thomas C. Deas, Jr., Vice President


                                   SHAREHOLDER

                                   ____________________________________

                                        Dan L. Tatro


                                   SHAREHOLDER'S SPOUSE

                                   ____________________________________
                                        Linda J. Tatro